Exhibit 4.3

Form of Preferred Stock Certificate

WELLS FARGO & COMPANY

Incorporated under the laws of
the State of Delaware

NUMBER	8.00% NON-CUMULATIVE	SHARES
CUSIP 949746879	PERPETUAL CLASS A
PREFERRED
STOCK, SERIES J

THIS CERTIFICATE IS
TRANSFERABLE IN
NEW YORK, NY

          This is to certify that

          is the registered owner of           fully paid and non-assessable shares of 8.00% Non-Cumulative Perpetual Class A Preferred Stock, Series J, no par value and a liquidation preference of $1,000 per share, of Wells Fargo & Company, a Delaware corporation (the “Corporation”), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:

                                                                      WELLS FARGO & COMPANY

                                                                      By: ____________________________
                                                                      Name:
         [Seal]                                                                Title:

                                                                      By: ____________________________
                                                                      Name:
                                                                      Title:

          Countersigned and registered
                               Wells Fargo Bank, N.A., as Transfer Agent and Registrar

By: _____________________________
      Authorized Officer

(REVERSE OF CERTIFICATE)

WELLS FARGO & COMPANY

          The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be addressed to the Corporation or the Transfer Agent.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –    as tenants in common
TEN ENT –      as tenants by the entireties
JT TEN –          as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT
MIN ACT – __________________________                     Custodian                     _______________________________

                                        (Cust)                                                                                                            (Minor)

                                                                              under Uniform Gift to Minors Act

                      _________________________________________________________________________________
                                                                                                   (State)

          Additional abbreviations may also be used though not in the above list.

For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
INCLUDING ZIP CODE OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ___________

NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.